General DataComm Industries, Inc.
                         Consolidated Balance Sheet (1)
                                    28-Feb-02

                                  In thousands

                                                               February 28, 2002
                                                               -----------------
       ASSETS:
       Current Assets:
             Cash and cash equivalents                                   $1,418
             Accounts receivable                                          3,822
             Receivable from sale of divisions
                 Due from sale of divisions                                   0
                 Notes receivable                                         1,000
             Inventories                                                  5,875
             Deferred income taxes                                          307
             Other current assets                                           191
             Net assets of discontinued operations                        1,204
                                                                       ---------
                                                                          13,817

        Property, plant and equipment, net                                  437
        Land and buildings held for sale                                 10,329
        Capitalized software development costs, net                           0
        Other assets                                                          0
        Net assets of discontinued operations                               710
                                                                       ---------
                                               Total Assets             $25,293
                                                                       =========

       LIABILITIES AND STOCKHOLDERS' EQUITY:
       Current liabilities:
             Revolving credit loan                                      $    70
             Notes payable                                               30,641
             Mortgages payable on buildings held for sale                 9,126
             Accounts payable, trade                                     19,134
             Accrued payroll and payroll-related costs                    2,882
             Deferred income                                                  0
             Accrued expenses and other current liab.                    22,566
                                                                       ---------
                                                                         84,419

       7 3/4% Convertible debentures                                      3,000
       Other long-term debt                                                   0
       Deferred income taxes                                                448
       Other liabilities                                                    863
                                                                       ---------
                                          Total Liabilities              88,730

       Redeemable 5% Preferred Stock                                      3,043

       Stockholders' equity:
             Preferred stock                                                788
             Common stock                                                 3,328
             Paid-in-capital                                            191,313
             Accumulated deficit                                       (260,470)
             Foreign currency translation adjustment                          0
              Less: Treasury stock                                       (1,439)
                                                                       ---------
                                                                        (66,480)
                                                                       ---------
                 Total Liabilities and Stockholders' Equity             $25,293
                                                                       =========

--------------------------

       (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                                  General DataComm Industries, Inc.
                                     Statement Of Operations(1)
                              One Fiscal Month Ended February 28, 2002


                                                          Fiscal February 2002
                                                             ($ in 000's)
         ---------------------------------------------------------------------
         Sales                                                  $2,568
         Cost of sales                                           1,412
                                                               --------
         Gross Margin                                            1,156

         Operating Expenses:
             SG & A                                              1,078
             R & D                                                 262
                                                               --------
                                                                 1,340
         Restructuring of operations
             and other charges                                      -
                                                               --------
         Operating income (loss)                                  (184)

         Other Income/(Expense):
             Interest expense, net                                (450)
             Gain (loss) on sale of divisions                        -
             Other, net                                             (2)
                                                               --------
                                                                  (452)
         Income(loss) from continuing operations,
            before income taxes                                   (636)

         Income tax provision                                       13
                                                               --------
         Net income (loss)from continuing operations,
             before income taxes                                  (649)

         Discontinued Operations:
             Income (loss) from discontinued
                operations, net of income taxes                 (2,579)(2)

             Gain on sale of discontinued operations,
                net of income taxes                                  -
                                                               --------
         Net income (loss)                                     ($3,228)
                                                               ========

-------------------
         (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

         (2) Comprised of $(2,047) related to the anticipated cancellation of a customer lease and $(532) from Mexico operations.

                        General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                        One Month Ended February 28, 2002
                                 (Unaudited) (1)

                                                   Increase (Decrease) in Cash
      In thousands                                    and Cash Equivalents
-------------------------------------------------------------------------------
      Cash flows from operating activities:
        Net loss                                                    ($3,228)
        Adjustments to reconcile net loss to net cash
          used in operating activities:
                Depreciation and amortization                           102
                Writedown of installment sale receivable              2,047
                Changes in:
                    Accounts receivable                                 267
                    Inventories                                        (311)
                    Accounts payable and accrued expenses              (263)
                    Other net current assets                            136
                    Other net long-term assets                          452
-------------------------------------------------------------------------------
      Net cash used in operating activities                            (798)
-------------------------------------------------------------------------------
      Cash flows from investing activities:
            Acquisition of property, plant and equipment, net             0
-------------------------------------------------------------------------------
      Net cash used in investing activities                               0
-------------------------------------------------------------------------------
      Cash flows from financing activities:
            Revolver borrowings (repayments), net                        70
            Proceeds from notes and mortgages                           408
            Principal payments on notes and mortgages                  (260)
            Proceeds from issuing common stock                            0
            Payment of preferred stock dividends                          0
-------------------------------------------------------------------------------
      Net cash provided by financing activities                         218
-------------------------------------------------------------------------------
      Net decrease in cash and cash equivalents                        (580)
      Cash and cash equivalents at beginning of period                1,998
-------------------------------------------------------------------------------
      Cash and cash equivalents at end of period                     $1,418
===============================================================================

(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.